UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 12, 2005

Commission File Number 1-15929 1-3382 1-3274	Exact names of registrants as specified in
their charters, state of incorporation,
address of principal executive offices,
and telephone number

PROGRESS ENERGY, INC.
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

CAROLINA POWER & LIGHT COMPANY
d/b/a Progress Energy Carolinas, Inc.
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

FLORIDA POWER CORPORATION
d/b/a Progress Energy Florida, Inc.
100 Central Avenue
St. Petersburg, Florida 33701-3324
Telephone: (727) 820-5151
State of Incorporation: Florida	IRS Employer Identification Number 56-2155481 56-0165465 59-0247770

None

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by three registrants: Progress Energy, Inc., Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., and Florida Power Corporation d/b/a Progress Energy Florida, Inc. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf, and is not, and shall not, be deemed to be filed or disclosed by any other registrant.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

In March of 2005, Peter M. Scott III, President and Chief Executive Officer of Progress Energy, Inc.‘s (“Progress Energy” or the “Company”) subsidiary, Progress Energy Service Company, LLC, was assigned increased responsibilities within the Company. In light of those increased responsibilities, on July 12, 2005, the Organization and Compensation Committee of the Company’s Board of Directors (the “Committee”) approved certain increases in Mr. Scott’s 2005 long and short-term compensation targets. Mr. Scott’s new annual targets for long-term compensation in the form of performance share awards granted pursuant to the Performance Share Sub-Plan (“PSSP”) of the Company’s 2002 Equity Incentive Plan and restricted stock increased to 165% and 85%, respectively, of his base salary. Mr. Scott’s target compensation under the Company’s Management Incentive Plan, a cash bonus plan, increased to 63% of his base salary. Mr. Scott’s base salary for 2005 is $525,000, which is the same as Mr. Scott’s base salary for 2004.

Also on July 12, 2005, the Committee approved an amendment to Mr. Scott’s employment arrangement which provides that if (i) prior to April 1, 2008, the Company terminates Mr. Scott’s employment without cause, or (ii) after April 1, 2008, either the Company terminates Mr. Scott’s employment without cause, or Mr. Scott voluntarily terminates his employment, then Mr. Scott’s PSSP grants for the 2006 and 2007 plan years will vest immediately upon his employment termination date, and any restricted stock awards granted to Mr. Scott in 2005, 2006 and 2007 will vest immediately upon his employment termination date. The amendment also provides that in lieu of accelerating the vesting schedules of the above-referenced awards, the Company may provide Mr. Scott with the cash value of such PSSP grants and/or restricted stock awards as of his employment termination date. Additionally, the amendment provides that the accelerated vesting terms outlined above will not apply in the event of a constructive termination of Mr. Scott’s employment.

The form of Mr. Scott’s current employment agreement with Progress Energy Service Company, LLC was filed as Exhibit 10(v) to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2000.

Mr. Scott serves as an executive officer of the Company and its subsidiaries, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (“PEC”) and Florida Power Corporation d/b/a Progress Energy Florida, Inc. (“PEF”).

This combined report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The matters discussed throughout this document that are not historical facts are forward-looking and, accordingly, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and neither the Company, PEC nor PEF undertakes any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.,
CAROLINA POWER & LIGHT COMPANY
d/b/a PROGRESS ENERGY CAROLINAS, INC., and
FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.
Registrants

By: /s/ Geoffrey S. Chatas
    Geoffrey S. Chatas
    Executive Vice President and
Chief Financial Officer

Date: July 18, 2005